Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We do not currently grant stock options or option-like equity awards to employees or directors; therefore, we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards. During 2025, we did not time the disclosure of material nonpublic information to affect the value of other types of equity compensation awards granted to any service provider.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not currently grant stock options or option-like equity awards to employees or directors; therefore, we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards.
MNPI Disclosure Timed for Compensation Value	false